EXHIBIT 99.1



                                 REVOCABLE PROXY
                         WesterFed Financial Corporation
                                Missoula, Montana

                         SPECIAL MEETING OF STOCKHOLDERS
                                     , 1997


         The undersigned hereby appoints Lyle R. Grimes, with full powers of substitution, to act as proxy for the undersigned, to vote all shares of common stock of WesterFed Financial Corporation ("WesterFed") which the undersigned is entitled to vote at the Special Meeting of Stockholders, scheduled to be held at the office of_______________________ on February _____, 1997 at _________, and
at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                                  ----
                                                             FOR      AGAINST
                                                             ---      -------

1)       The approval of the Agreement and
         Plan of Merger dated September 24,
         1996 between WesterFed Financial and Security
         (including the exhibits and
         schedules thereto) (the "Merger
         Agreement"), and the transactions
         contemplated thereby; and                          [   ]      [   ]

2)       The ratification of the adoption of the
         Equity Investment Plan.                            [   ]      [   ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSITIONS SET FORTH ABOVE

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. HOWEVER, PROXIES INSTRUCTED TO VOTE AGAINST THE PROPOSAL TO APPROVE THE MERGER AGREEMENT AND THE EQUITY INVESTMENT PLAN WILL NOT BE VOTED FOR A PROPOSAL TO APPROVE ADJOURNMENT OF THE SPECIAL MEETING IN THE EVENT THAT THERE ARE NOT SUFFICIENT SHARES PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING TO APPROVE THE MERGER.



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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of WesterFed Financial at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from WesterFed Financial prior to the execution of this proxy of the Notice of the Special Meeting and the Proxy
Statement/Prospectus dated                      , 1997.

Dated: _________________________, 1997


                                                     --------------------------
                                                     SIGNATURE OF STOCKHOLDER



                                                     --------------------------
                                                     SIGNATURE OF STOCKHOLDER

                                                     Please sign exactly as your
                                                     name appears  herein.  When
                                                     signing    as     attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give  your full  title.  If
                                                     shares  are  held  jointly,
                                                     each holder should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                  IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE